UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017 (June 6, 2017)

Spindle, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55151	20-8241820
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 S. Alma School Road, Suite 12500
Mesa, AZ 85210

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 800-560-9198

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)  Resignation of Director

On June 6, 2017, Glenn Bancroft resigned as a member of Spindle, Inc.’s (the “Company”) Board of Directors (the “Board”) for personal reasons. Mr. Bancroft’s resignation was not due to any dispute with the Company, and Mr. Bancroft has agreed to a one-year lockup for all of the shares he beneficially owns.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Resignation letter tendered by Glenn Bancroft

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2017

SPINDLE, INC.

By:	/s/ Jack Scott
Name: Jack Scott
Title: Chief Executive Officer

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